UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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L&L INTERNATIONAL HOLDINGS, INC.

     (Name of Registrant as Specified In Its Charter)
_____________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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L&L INTERNATIONAL HOLDIGNS, INC.

130 ANDOVER PARK EAST, SUITE 101 SEATTLE, WASHINGTON 98188 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

November 1, 2008 At 9:30 AM

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of L&L International Holdings, Inc., which will be held on Saturday, November 1, 2008, at 9:30 AM Pacific Time at the Company’s office located at 130 Andover Park East, Suite 101,Tukwila, south of Seattle, Washington 98188. Details of business to be conducted at the Meeting are included in 1) Notice of Annual Meeting, and 2) Proxy Statement. See the attached pages for details.

     Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting. Therefore, I urge you to vote your shares as soon as possible. Accordingly, please read the attached material and mark, date, sign and return the enclosed proxy card at your earliest convenience. If you attend the Meeting, you may revoke your proxy by requesting the right to vote in person.

     I look forward to meeting those of you who will be able to attend the Meeting, and I appreciate your continued support of our Company.

Sincerely, /S/ Dickson V. Lee CEO Seattle, Washington September 22, 2008

L&L International Holdings Inc. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 1, 2008

To our Stockholders:

The Annual Meeting of Stockholders (the "Annual Meeting") of L&L International Holdings, Inc (the "Company") will be held on Saturday, November 1, 2008, at 9:30 AM Pacific Time, at the Company’s office located 130 Andover Park East, Suite 101, Tukwila, Seattle, WA 98188, to consider the following proposals:

1.	To elect five (5) directors to the Company’s Board of Directors to serve for the ensuing year or until their successors are duly elected and qualified or until their earlier resignation or removal (Proposal No. 1), and;

2.	To approve the establishment of (new) Business Committee in the Board of Directors with its charter, and to approve a liability insurance (D&O) for all Board Members and Officers (Proposal No. 2)

3.	To approve spin off or dispose of the LEK air compressor subsidiary located in LiuZhou City, GuangXi, China, to focus on coal (energy) business for higher LLFH share prices. (Proposal No. 3)

4.	To approve the Company application to a major stock exchange in the US, and to apply double listing in the Hong Kong Stock Exchange for better liquidity and share prices; (Proposal No. 4) ;and

5.	To approve the existing Company’s independent registered public accounting firm, and the Company’s plan to upgrade to an larger independent registered public accounting firm during the year ended April 30, 2009 (Proposal No. 5); and

6.	To consider and transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE ANNUAL MEETING IN PERSON, OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote "FOR" each of the proposals. The Company intends to mail the Annual Report, Proxy Statement and proxy enclosed with this notice on or about August 10, 2008, to all stockholders entitled to vote at the Annual Meeting. If you were a stockholder of record of the Company’s common stock on August 10, 2008, the record date for the Annual Meeting, you are entitled to vote at the meeting and any postponements or adjournments of the meeting. Stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. If you do attend the meeting and wish to vote your shares personally, you may revoke your proxy.

We thank you for your cooperation in returning your proxy card as promptly as possible.

By Order of the Board of Directors /S/ Dickson V. Lee, CEO Seattle, Washington September 22, 2008

IMPORTANT

The return of your signed proxy card, below, as promptly as possible will greatly facilitate arrangements for the Annual Meeting. Please SIGN, DATE, and RETURN the enclosed proxy card whether or not you plan to attend the Annual Meeting. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

L&L International Holdings Inc. PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of L&L International Holdings, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders which will be held on Saturday, November 1, 2008, at 9:30 AM Pacific Time at the Company’s office located at 130 Andover Park East, Suite 101, Tukwila, south of Seattle, Washington 98188, and at any postponements or adjournments thereof.

Q: What is the purpose of the Annual Meeting?

A: At the Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including the election of directors, approval the establishment of (new) Business Committee in the Board of Directors with its charter, and to approve a liability insurance (B&O) for all Board members and Officers, approval spin off or dispose of the LEK air compressor subsidiary located in LiuZhou City, GuangXi, China, to focus on coal (energy) business for higher LLFH share prices; and approval the Company application to a major stock exchange in the US, and to apply double listing in the Hong Kong Stock Exchange for better liquidity and share prices; to approve the existing Company’s independent registered public accounting firm, and the Company’s plan to upgrade to an larger independent registered public accounting firm during the year ended April 30, 2009. In addition, management will report on the performance of the Company for the year ended April 30, 2008 and respond to questions from stockholders.

Q: Who is entitled to vote at the meeting?

A: Stockholders of record at the close of business on August 10, 2008, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting. As of that record date, the Company had outstanding and entitled to vote 21,477,214 shares of common stock. The common stock is the only class of stock of the Company that is outstanding and entitled to vote at the Annual Meeting. If you were a stockholder of record of common stock on that record date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of the Company’s common stock will be entitled to one vote on each matter. Stockholders who own shares registered in different names or at different addresses will receive more than one proxy card. You must sign and return each of the proxy cards received to ensure that all of the shares owned by you are represented at the Annual Meeting.

Q: Who can attend the meeting?

A: Only stockholders as of the record date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 8:45AM, and seating will begin at 9:00 AM. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Q: Why is the Company soliciting proxies?

A: Because many of the Company's stockholders are unable to personally attend the Annual Meeting, the Board of Directors of the Company (the "Board" or the "Board of Directors") solicits the enclosed proxy so that each stockholder is given an opportunity to vote. This proxy enables each stockholder to vote on all matters which are scheduled to come before the meeting. When the proxy is returned properly executed, the stockholder's shares will be voted according to the stockholder's directions. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card.

Q: What constitutes a quorum?

A: The presence at the meeting, in person or by proxy, of the holders of a majority of the number of shares of common stock issued and outstanding on the record date will constitute a quorum permitting the meeting to conduct its business. As noted above, as of the record date, 21,477,214 shares of the Company’s common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 10,738,607 votes will be required to establish a quorum. If you submit a properly executed proxy card, even if you abstain from voting or if you withhold your vote with respect to any proposal, you will be considered present for purposes of a quorum and for purposes of determining voting power present. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”), those shares will be considered present for purposes of a quorum but will not be considered present for purposes of determining voting power on that matter.

Q: How do I vote?

A: You may indicate your vote on the enclosed proxy card, sign and date the card, and return the card in the enclosed prepaid envelope. You may attend the meeting and vote in person. All shares entitled to vote and represented by a properly completed and executed proxy received before the meeting and not revoked will be voted at the meeting as you instruct in a proxy delivered before the meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board of Directors recommends on each of the enumerated proposals and with regard to any other matters that may be properly presented at the meeting and all matters incident to the conduct of the meeting. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Q: Can I change my vote after I return my proxy card?

A: A proxy may be revoked by giving the Secretary of the Company written notice of revocation at any time before the voting of the shares represented by the proxy. A stockholder who attends the meeting may revoke a proxy at the meeting. Attendance at the meeting will not, by itself, revoke a proxy.

Q: What are the Board's recommendations?

A: Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

- for election of the nominated slate of directors; and

- for approval the establishment of (new) Business Committee in the Board of Directors with its charter, and to approve a liability insurance (B&O) for all Board members and Officers

- for approval spin off or dispose of the LEK air compressor subsidiary located in LiuZhou City, GuangXi, China, to focus on coal (energy) business for higher LLFH share prices; and - for approval the Company application to a major stock exchange in the US, and to apply double listing in the Hong Kong Stock Exchange for better liquidity and share prices;

- for approval the existing Company’s independent registered public accounting firm, and the Company’s plan to upgrade to an larger independent registered public accounting firm during the year ended April 30, 2009

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Q: What vote is required to approve each item?

A: The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by stockholders at the Annual Meeting. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum. Approving (i) approval the establishment of (new) Business Committee in the Board of Directors with its charter, and to approve a liability insurance (B&O) for all Board members and Officers , (ii) approval spin off or dispose of the LEK air compressor subsidiary located in LiuZhou City, GuangXi, China, to focus on coal (energy) business for higher LLFH share prices and (iii) approval the Company application to a major stock exchange in the U.S., and to apply double listing in the Hong Kong Stock Exchange for better liquidity and share prices, and (iv) approval the existing Company’s independent registered public accounting firm, and upgrade of the Company’s independent registered public accounting firm for the year ended April 30, 2009.

Q: Who will bear the cost of this proxy solicitation?

A: The Company will bear the cost of this proxy solicitation, including expenses in connection with preparing and mailing this Proxy Statement. Copies of proxy materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of common stock held in their names. We will reimburse brokerage firms and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to the owners.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will elect five directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified. In the event the nominees are unable or unwilling to serve as directors at the time of the Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

Assuming a quorum is present, the five nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

Listed below are the nominees for director, with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees' business experience during the past years. Such information has been furnished to the Company by the director nominees:

Name	Position

Paul W. Lee	Chairman of the Board
Shirley Kiang	Chair of Audit Committee, Independent Director
Joseph J. Borich	Chair of Nomination Committee, Independent Director
Conrad Lee	Chair of Compensation Committee, Independent Director
Robert W. Lee	Director

Paul W. Lee, Chairman of the Company, is an energetic business leader who is active in the business community and has 20 years of financial and insurance experience in the United States and Asia. He is currently serves as President of the Chinese Restaurant Association in Michigan. Mr. Lee, an American citizen, speaks fluently in Mandarin and English and travels to China frequently for business. Paul graduated from Madonna University with a B.S. degree. Paul has been on the Board of Directors since 2006.

Shirley Kiang, Chair of Audit Committee, was a senior executive for 20 years with experience in corporate governance, corporate management and financial analysis for various high-tech firms in Silicon Valley, California and Asia. Ms. Kiang is a US citizen, speaks three languages, and has close contacts in China and Taiwan. She has been a board member since 1998 and was a psychology major and earned her MBA degree in Finance from the University of Massachusetts.

Joseph J. Borich, Chair of Nomination Committee, is Executive Director of the Washington State China Relations Council. The Council represents over 160 American corporations interested in China, including Boeing and Microsoft. Mr. Borich was the American Consul General to Shanghai of the US embassy to China in 1990s. He also held many positions at the US State Department for twenty-five years. Joe served in the US Army, including a tour in Vietnam in 1970s. He speaks fluent Chinese.

Conrad Lee, Chair of Compensation Committee, appointed by the United States President as the United States Small Business Administration (SBA) Regional Administrator covering states of Alaska, Idaho, Oregon and Washington from 2002 to 2004. Conrad worked is currently serving his fourth 4-year term on the Bellevue City Council. Conrad earned B.S. in engineering from University of Michigan, and an MBA in finance from University of Washington.

Robert W. Lee, Mr. Robert Lee serves as Company director, is an experienced engineer who has 20 years of experience in mechanical engineering and organizational skills. Fluent in Mandarin and English, he focuses on strategic development of air-compressor operations. Robert is associated with a state government in the US on full time basis. He studied at Michigan State University in engineering and mathematics. He resides in East Lansing, Michigan.

The Board Of Directors Unanimously Recommends A Vote “For” Each Of The Nominees Listed Above.

DISCLOSURE OF CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

OF L&L INTERNATONAL HOLDINGS, INC.

The Board of Directors oversees the Company’s business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer and other key executives, by reading the reports and other materials that the Company sends them and by participating in Board and committee meetings. In specific, the Board establishes various committee such as Audit Committee, Nomination Committee and Compensation Committee, so that each Committee can focus on specific areas and working with CEO for company operations.

1. Audit Committee

The Audit Committee of the Company is appointed by the Board of Directors. Currently, Shirley Kiang serves as the sole member of Audit Committee. The Company is formulating and developing a formal written Audit Committee charter, however, the Audit Committee's responsibilities include:1) monitoring the quality, reliability and integrity of the accounting policies and financial statements of the Company; 2) overseeing the Company's compliance with legal and regulatory requirements; 3) reviewing the independence, qualifications and performance of the Company's internal and external auditors, 4) overseeing the performance of the Company's internal audit function and independent auditors and, 5) preparing an audit committee report as required by the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

2. Nomination Committee

The Nomination Committee of the Company is appointed by the Board of Directors. Currently, Joseph J. Borich servers as its member. The Nomination Committee is formulating and developing a written charter for its member describing the functions and responsibilities include: 1) assist the Board in identifying individuals qualified to become members of the Board and executive officers of the Company, 2) select, or recommend that the Board select, director nominees for election as directors by the stockholders of the Company; 3) develop and recommend to the Board a set of effective governance policies and procedures applicable to the Company; 4) lead the Board in its annual review of the Board's performance; 5) recommend to the Board director nominees for each committee, 6) make recommendations regarding committee purpose, structure and operations, and 7) oversee and approve a management continuity planning process.

3. Compensation Committee

The Compensation Committee of the Company is appointed by the Board of Directors to assist the Board in discharging its responsibilities relating to compensation of the directors and executive officers of the Company. Currently, Conrad Lee serves as the sole member of Compensation Committee. The Compensation Committee is formulating and developing a written charter for its member describing specific powers and duties include: 1). to review and approve the Company's overall compensation philosophy and policies for executive officers of the Company and its subsidiaries generally; to review and approve the compensation, including salary, bonuses and benefits of the executive officers of the Company other than the Chief Executive Officer ("CEO"); and to review, approve and recommend the compensation of the CEO (including salary, bonuses and benefits) for approval by the directors serving on the Board who satisfy the Independence Requirements; 2). to review and approve the corporate goals and objectives relevant to the compensation of the CEO, with the primary overall objectives of the Company's executive compensation program focused on attracting, retaining and motivating the Company's management and providing a strong link between executive compensation and performance. 3). to request that management obtain information in order for the Committee to assess executive compensation, 4). to oversee, review, monitor and make recommendations to the Board with respect to compensation plans, equity-based plans and plans pertaining to incentive compensation, pensions, benefits and retirement savings and to exercise all the authority of the Board with respect to the administration and interpretation of such plans; 5). to review and approve all equity- and cash-based awards pursuant to the Company’s plans; 6). to review and approve any employment contract or related agreement, such as a severance arrangement or a supplementary pension, for any executive officer; 7). to review director compensation, if any, and recommend from time to time to the Board any proposed changes to such compensation; 8). to review periodically the need for a Company policy regarding compensation paid to the Company’s executive officers in excess of limits deductible under Section 162(m) of the Code; 9). to serve as a counseling committee to the CEO of the Company regarding compensation matters and such other matters as the Board may from time to time direct; 10). to review the procedures and policies of the Company designed to ensure compliance with applicable laws and regulations relating to compensation of executive officers and to monitor the results of these compliance efforts;11). to maintain minutes or other records of meetings and activities of the Committee and to report to the Board following meetings of or actions taken by the Committee; 12). to have prepared and to review and discuss with management the Company's compensation discussion and analysis disclosure required by the Securities and Exchange Commission (the "SEC") and, based on this review and discussion, recommend to the Board the inclusion of such disclosure in the Company's proxy statement or annual report on Form 10-K, in accordance with applicable rules and regulations promulgated by the SEC, the NASDAQ and other regulatory bodies; 13). to produce a compensation committee report on executive officer compensation as required by the SEC to be included in the Company's annual proxy statement or annual report on Form 10-K filed with the SEC;14). to conduct or authorize investigations into any matters within the Committee’s purpose and powers; 5). to review and reassess the powers of the Committee and the adequacy of this Charter periodically and recommend any proposed changes to the Board for approval; 16). to conduct an annual performance review and evaluation of the Committee;17). to consider such other matters in relation to the compensation polices of the Company as the Committee or the Board may, in its discretion, determine to be advisable.

Director Independence

The Board has determined that Mrs. Shirley Kiang, Mr. Joseph J. Borich, Mr. Conrad Lee, and Mr. Robert W. Lee are independent directors.

Meetings of Board of Directors

Directors of the Board meet frequently via emails, telephones, or in person during the year. In July of 2008, a strategic corporate planning meeting was held at Seattle for 2 days to discuss the Company’s business matters with Management .

Directors’ Compensation Policy

Board Directors of the Company do not receive cash compensation. The compensation of the Company’s Directors is 24,000 (restricted) common shares of the Company valued at the closing market price of the common shares (of each quarters) for the fiscal year ended on April 30, 2009. In the prior fiscal year ended on April 30, 2008, Board members received a compensation of 12,000 (restricted) common shares of the Company with no cash compensation . The Directors’ shares compensation is recorded on a quarterly basis, and the new 24,000 share-compensation to the Board members became effective on May 1, 2008. The Company will reimburse Board Members for actual, and reasonable travel and lodging expenses in attending the Board Meetings if such a meeting must be attended in person. Under the Nevada State corporate law, Board Members can attend a meeting via telephone or other practical, acceptable means.

Board Members do not hold over 5% of the Company common shares.

Shareholder Communications with Our Board Directors

Shareholders may communicate directly with our Board of Directors by writing to them: c/o L&L International Holdings, Inc. 130 Andover Park East, Suite 101, Seattle, WA 98188. Unless the communication is marked “confidential”, our Secretary will monitor these communications and provide appropriate summaries of all received messages to the chairperson of our Nomination Committee. Any shareholder communication marked “confidential” will be logged as “received,” but will not be reviewed by the Secretary. Such confidential correspondence will be immediately forwarded to the Chairperson of the Nomination Committee for appropriate action. Where the nature of a communication concerns questionable accounting or auditing matters directed directly to the Audit Committee, our Secretary will log the date of receipt of the communication as well as (for non-confidential communications) the identity of the correspondent in the Company’s shareholder communications log.

PROPOSAL 2

APPROVAL OF ESTABLISHMENT OF (NEW) BUSINESS COMMITTEE,

AND A LIABILITY INSURANCE (D&O) COVERING ALL BOARD MEMBERS AND OFFICERS

1.	After the Company stock (symbol “LLFH”) became publicly traded at OTC-BB in August of 2008, Management faces many new business opportunities and challenges. Certain Board Members with business background, can give guidance to Management. It is believed that a (new) Business Committee consisting of 2-3 Board members be established, to help Management’s business operations and decisions. Thus this proposal is to establish a Business Committee consisting of 2-3 Board Members with a chairperson to help Management increasing operations.

2.	As the Company shares is publicly traded, Board Members and Officers (D&O) face greater danger to be sued by the public than prior to LLFH is publicly traded , despite they work due diligently. It is a general accepted practice, that the public trading company to purchase a general liability insurance (D&O) to cover the risks of being sued to the Board Members and Officer(s) of the Company.

PROPOSAL 3

APPORVAL OF SPIN-OFF OR DISPOSE OF THE LEK AIR COMPRESSOR SUBSIDIDAY IN CHINA, TO FOUCS ON HIGH MARGIN COAL (ENERGY) BUSINESS

The coal (energy) operations have a greater gross margin and potential which can accelerate the Company’s growth. Air compressor operation has little gross margin, and is not accepted by the US Investment bankers to promote LLFH share prices. Currently LEK air compressor business represents less than 10% of the entire Company’s sales. Management should focus on coal (energy) profitable perorations, thus to spin off or dispose air compressor business in China would increase shareholder value of the Company.

PROPOSAL 4

APPROVAL OF THE COMPANY’S PLAN TO APPLY FOR A LISTING AT A MAJOR U.S. STOCK EXCHANGE, AND A DOUBLE LISTING AT THE HONG KONG STOCK EXCHANGE

To further promote LLFH stock prices and value, the Company plans to upgrade its LLFH share trading to a major US stock exchange, such as AMEX or NADAQ. In addition to take advantage of the higher liquidity and the Company’s unique background with roots in Hong Kong, it is suggested that the Company should seek a dual listing of its LLFH shares in the Hong Kong Stock Exchange, when feasible.

PROPOSAL 5

APPORVAL OF EXISTING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND TO UPGRADE ACCOUNTING FIRM DURING THE YEAR ENDED APRIL 30, 2009

The Company engages an independent auditing firm, Jaspers + Hall, PC, as its current auditors, and for the fiscal year ended on April 30, 2008. As the Company grows quickly, planning to engage in institutional capital raising activities, it is suggested that the Company should retain a larger auditing firm during the fiscal year ended on April 30, 2009.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and any person who owns more than 10% of our common stock, to file with the SEC initial reports of ownership of our common stock within 10 days of becoming a director, executive officer or greater than 10% stockholder, and reports of changes in ownership of our common stock before the end of the second business day following the day on which a transaction resulting in a change of ownership occurs. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to provide us with copies of all Section 16(a) forms they file.

As LLFH stock started to trade on OTC–BB on August 4, 2008, to our knowledge, based solely on our review of the copies of such reports provided to us and written representations that all 10% owners of the Company has complied as of September 4, 2008.

	Name of
	Beneficial	Amount and Nature of
Class of Stock	Owner	Beneficial Ownership	Percent

Common	Dickson Lee	7,692,750	35.82%
Common	Kathy C Au (1)	1,200,000	5.59%
Common	Li Xiang (2)	1,200,000	5.59%
Common	Wu Yang (3)	1,708,283	7.95%
Common	KMC (4)	485,600	2.26%
Common	Other investors	9,190,581	42.79%

Total issued & outstanding		21,477,214	100%

(1)	Spouse of Mr. D. Lee, founder

(2)	Issued for Tech-H acquisition in 2001.

(3)	Issued for LEK acquisition in 2004.

(4)	Issued to Tony HY Li, and Francis XH Zhang for KMC acquisition in 2006.

ANNUAL REPORT

The Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2008 (“Annual Report”), as filed with the SEC, excluding exhibits, is being mailed to stockholders with this Proxy Statement. We will furnish any exhibit to our Annual Report free of charge to any stockholder upon written request to the Company at 130 Andover Park East Suite 101, Seattle, WA 98188. The Annual Report is not incorporated in, and is not a part of, this Proxy Statement and is not proxy-soliciting material. We encourage you to review the Annual Report together with any later information that we file with the SEC and other publicly available information. Documents we file with the SEC may be reviewed and/or obtained through the SEC’s Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the SEC’s website at http://www.sec.gov.

STOCKHOLDER PROPOSALS

It is anticipated that our next Annual Meeting of stockholders will be held in and around November 2009 Stockholders who wish to submit a proposal for inclusion in our proxy materials to be distributed in connection with next year’s annual meeting must submit their proposal so that we receive it no later than a reasonable time before we begin to print and send our proxy materials for our next annual meeting. Any such proposal must be in accordance with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Pursuant to such rule, simply submitting a proposal does not guarantee that it will be included in our proxy materials.

OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournment thereof, the proxy holders named in the accompanying proxy card will have discretionary authority to vote all proxies in accordance with their best judgment with respect to any such matters.

By Order of the Board of Directors

Seattle, WA September 22, 2008

Proxy Card

L&L INTERNATIONAL HOLDINGS, HOLDINGS, INC.

     PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SATURDAY, NOVEMBER 1, 2008 AT THE COMPANY OFFICE LOCATED AT

130 ANDOVER PARK EAST, SUITE 101, TUKWILA, SEATTLE, WA 98188

The undersigned shareholder of L&L International Holdings, Inc. hereby appoints Dickson V. Lee, the proxy of the undersigned with full power of substitution and revocation, for and in the name of the undersigned to attend the annual meeting of shareholders of the company to be held at the 130 Andover Park East, Suite 101, Tukwila, Seattle, WA 98188, on Saturday, November 1, 2008 at 9:30 AM., Pacific Time, and any and all adjournments of said meeting, and to vote all shares of stock of L&L International Holdings, Inc.., registered in the name of the undersigned and entitled to vote at said meeting upon the matters set forth below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

1. ELECTION OF FIVE DIRECTORS

( ) Mr. Paul W. Lee
( ) Mrs. Shirley Kiang
( ) Mr. Joseph J. Borich
( ) Mr. Conrad Lee
( ) Mr. Robert W. Lee
( ) For all the nominees (except as indicated below)
( ) Withhold Authority to Vote for All Nominees

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

2. TO APPROVE ESTABLISHMENT OF A (NEW) BUSINESS COMMITTEE, AND LIABILITY NSURANCE (B&O) FOR ALL BOARD MEMBERS AND OFFICERS.

( ) FOR                                                                 ( ) AGAINST                                                             ( ) ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

3. TO APPORVE SPIN OFF OR DISPOSE OF THE LEK AIR COMPRESSOR SUBSIDIDAY TO FOUCS ON THE COAL BUSINESS.

( ) FOR                                                                ( ) AGAINST                                                               ( ) ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4.

4. TO APPROVE TO APPLY TO A MAJOR U.S. STOCK EXCHANGE AND DOUBLE LISTING IN THE HONG KONG STOCK EXCHANGE.

( ) FOR                                                               ( ) AGAINST                                                                 ( ) ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 5.

5. TO APPORVE THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND TO UPGRADE AUDITING FIRM DURING FISCAL YEAR ENDED APRIL 30, 2009

( ) FOR                                                              ( ) AGAINST                                                                   ( ) ABSTAIN

PLEASE INDICATE YOU PLAN TO ATTENT THE MEETING.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED THEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.

Dated: _____________________, 2008

_________________________________ Signature of Shareholder

_________________________________
Signature of Shareholder

THIS PROXY SHOULD BE SIGNED EXACTLY AS NAME APPEARS HEREON. EXECUTORS, ADMINISTRATORS, TRUSTEES AND SO FORTH, SHOULD GIVE FULL TITLE AS SUCH. IF THE SIGNATORY IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICIAL. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PARTY. IF SHARES ARE HELD IN MULTIPLE NAMES, AT LEAST ONE MUST SIGN AS AN AUTHORIZED PARTY.

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